UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) January 20, 2004

Commission File Number 000-24575

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	59-3410234
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

6670 SPRINGLAKE RD., KEYSTONE HEIGHTS, FLORIDA	32656
(Address of Principal Executive Offices)	(Zip Code)

(352) 473-6673

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

As set forth in Item 12, there is furnished herewith as Exhibit 99.1 a press release issued on January 20, 2004 announcing registrant’s preliminary unaudited sales for the three months and year ended December 31, 2003.

Item 12.	Results of Operations and Financial Condition

On January 20, 2004, registrant issued a press release announcing its preliminary unaudited sales for the three months and year ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.

By:	/s/ Joseph F. McGuire

Joseph F. McGuire Chief Financial Officer, Secretary, and Treasurer

Date: January 21, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 20, 2004.